Trade receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade receivables
5.18 Trade receivables
Trade receivables are initially recognized at fair value. The carrying amount of trade receivables is reduced through an allowance for doubtful account. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the profit or loss.
Trade receivables include the following:

	Year ended December 31
in € thousand	2025	2024
Trade receivables	27,785	35,182
Contract assets	80	75
Less: loss allowance of receivables	(52)	(52)
TRADE RECEIVABLES, NET	27,813	35,205

In 2025 and 2024, no material impairment losses were recognized. As at December 31, 2025, the amount of trade receivables and contract assets past due (which is defined as being more than 30 days late) reached €1.5 million (December 31, 2024: €2.0 million). As at December 31, 2025, trade receivables past due included €0.8 million from a distributor in Canada and an amount of €0.5 million from a distributor in France. As of December 31, 2024, an amount of €1.1 million came from a distributor in Canada and an amount of €0.3 million referred to a customer in Austria. Both were settled in the course of 2025 and led to the decrease in the outstanding amount.
As at December 31, 2025, trade receivables included €27.8 million (December 31, 2024: €35.2 million) of receivables from contracts with customers. The decrease by €7.4 million compared to December 31, 2024 is primarily due to the timing of sales and improved cash collections.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.